Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments and Contingencies

Note 20 – Commitments and Contingencies

General

The oil and gas industry is subject to regulation by federal, state and local authorities. In particular, oil and gas production operations and economics are affected by environmental protection statutes, tax statutes and other laws and regulations relating to the petroleum industry. We believe we are in compliance with all federal, state and local laws, regulations applicable to Endeavour and its properties and operations, the violation of which would have a material adverse effect on us or our financial condition.

Terminated Acquisition of Marcellus Assets

On July 17, 2011, we entered into agreements with SM Energy Company and certain other sellers named therein for the purchase of oil and gas leases, producing properties, geophysical data, a pipeline and related assets in the Marcellus shale play in Pennsylvania for aggregate consideration of approximately $110 million. We terminated the agreements on December 14, 2011, based on our conclusion that (i) the title defects we identified, after analyzing SM Energy's responses to the notice of defects and valuation of the defects, exceeded the contractual threshold of 15% of the purchase price for the applicable asset group ($85 million); and (ii) the condition of the pipeline was not in compliance with applicable regulatory standards, which would constitute a material violation of a representation and warranty contained in the applicable SM Purchase Agreement.

SM Energy filed a lawsuit against us in Texas state court on December 20, 2011 alleging that we breached the SM Purchase Agreements by terminating them and refusing to close on the transactions. Specifically, SM Energy has alleged, among other things, that most of our asserted title defects are without merit and, in any event, would not exceed 15% of the applicable purchase price. SM Energy seeks the award of unspecified actual damages, including costs and reasonable attorney's fees, and specific performance. On January 17, 2012, we filed an answer and counterclaim denying the allegations and seeking the return of our $6 million deposit, which we believe we are entitled to recover pursuant to the terms of the SM Purchase Agreements, and for the damages that we suffered as a result of SM Energy's misrepresentations. We intend to contest the case vigorously.

Rig Commitments

We have previously disclosed a potential commitment on a drilling rig in our North Sea operations relating to a dispute with the rig operator.  On June 6, 2011, we entered into a settlement agreement with the rig operator whereby the parties were mutually released from all future claims.  We incurred costs of $14 million related to the settlement, which are included in capital expenditures.

We also have a rig commitment for the drilling of the two Rochelle production wells in the spring of 2012.

Operating Leases

At December 31, 2011, we have leases for office space and equipment with lease payments as follows:

2012	$1,232
2013	1,001
2014	758
2015	787
2016	816
Thereafter	243